UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      Corporate Development and Innovation Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Washington                                     91-2060082
(State of incorporation or organization)                 (I.R.S. Employer
                                                      Identification Number)

             4911 Cabot Drive
      Richmond, British Columbia CANADA                              V7C 4J5
              (604) 271-0755
(Address and telephone number of principal executive offices)       (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                   Name of each exchange on which
         To be so registered                   each class is to be registered
               None                                      Not applicable
------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-50782
---------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.0001 par value per share
--------------------------------------------------------------------------------
                                (Title of class)

================================================================================
ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock of the Registrant set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-50782 as originally filed with the Securities and Exchange Commission on November 28, 2000, or as subsequently amended (the "Registration Statement")), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2    EXHIBITS.

The following exhibits are filed herewith or incorporated herein by reference to the corresponding exhibit number in the Registrant's Registration Statement on Form SB-2 (File No. 333-50782) as originally filed with the Securities and Exchange Commission on November 28, 2000:

EXHIBIT
 NUMBER    DESCRIPTION
 ------    -----------
   3.1     Articles of Incorporation
   3.2     Bylaws
   4.1     Specimen Stock Certificate
   4.2     Stock Subscription Agreement

================================================================================

                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       CORPORATE DEVELOPMENT AND INNOVATION INC.


                                       By:               /s/
                                          -------------------------------------
                                                      Edwin Lao
                                                      President

                                       Date:         July 30, 2002
                                            -----------------------------------